SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2007 (December 6, 2007)

Connecticut Water Service, Inc.
(Exact name of registrant as specified in charter)

Connecticut	0-8084	06-0739839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut 06413
(Address of principal executive offices)

860-669-8630
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

Third Quarter 2007 Report to Shareholders

In December 2007, Connecticut Water Service, Inc. (the “Company”) mailed its third quarter 2007 report to shareholders. Copies of the Company’s quarterly reports to shareholders may be obtained at the Company’s website, under the tab entitled “Investor Information” – “Quarterly Shareholder Letters ”.

A copy of the Company’s Third quarter 2007 report to shareholders is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Investor Presentation

From time to time, members of the Company’s senior management present information about the Company to investors. On December 6, 2007, Eric W. Thornburg, the Company’s Chairman, President and Chief Executive Officer, made a presentation to investors at the Water Industry conference held in New York, N.Y. sponsored by the New York Society of Stock Analysts. Such material may be presented to investors in the future.

A copy of the Company’s investor presentation dated December 6, 2007 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

     The following are filed herewith as exhibits

     (c) Exhibits

99.1	Company third quarter 2007 report to shareholders, dated December 2007.

99.2	Company investor presentation, dated December 6 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
(Registrant)

Date: December ___, 2007	By:	/s/ David C. Benoit
David C. Benoit
Vice President — Finance and Chief Financial Officer